Exhibit 10.28

FIFTH AMENDMENT TO

ASSET PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is dated as of December 1, 2015, by and among 101 Development Group, LLC, a Delaware limited liability company (the “Buyer”) and Revera Assisted Living Inc., a corporation formed under the laws of the state of Oregon (“Parent”), CPL (Bey Lea Village) LLC, a Delaware limited liability company (“Bey Lea”), CPL (Fox Chase) LLC, a Delaware limited liability company (“Fox Chase”), CPL (Hamilton) LLC, a Delaware limited liability company (“Hamilton”), CPL (Iliff) LLC, a Delaware limited liability company (“Iliff”), CPL (Laurelton Village) LLC, a Delaware limited liability company (“Laurelton”), Revera (Delaware) LLC doing business as Linden Grove Health Care Center (“Linden Grove”), Montesano Health & Rehab Center (“Montesano”) and Orchard Park Rehabilitation and Nursing Center (“Orchard Park”), CPL (Linwood) LLC, a Delaware limited liability company (“Linwood”), CPL (Meadowview) LLC, a Delaware limited liability company (“Meadowview”), CPL (Oakridge) LLC, a Delaware limited liability company (“Oakridge”), CPL (South County) LLC, a Delaware limited liability company (“South County”), CPL (Whiting) LLC, a Delaware limited liability company (“Whiting”), CPL (Willow Creek) LLC a Delaware limited liability company (“Willow Creek” and collectively with Bey Lea, Fox Chase, Hamilton, Iliff, Laurelton, Linden Grove, Linwood, Meadowview, Montesano, Oakridge, Orchard Park, South County and Whiting, the “Owner Operator Sellers”), CPL (Glen Ridge) LLC, a Delaware limited liability company (“Glen Ridge”), Rochester Manor LLC, a Delaware limited liability company (“Rochester”), Subacute Center of Bristol LLC doing business as Village Green of Bristol (“Village Green Bristol”), Brook Hollow Health Care Center LLC doing business as Village Green of Wallingford (“Village Green Wallingford”), CPL (Cabot) LLC, a Delaware limited liability company (“Cabot”), Burlington Health and Rehabilitation Center LLC, a Delaware limited liability company (“Burlington”), Berlin Health and Rehabilitation Center LLC, a Delaware limited liability company (“Berlin”), Bennington Health and Rehabilitation Center LLC, a Delaware limited liability company (“Bennington”), Springfield Health and Rehabilitation Center LLC, a Delaware limited liability company (“Springfield”), St. Johnsbury Health and Rehabilitation Center LLC, a Delaware limited liability company (“St. Johnsbury” and collectively with Glen Ridge, Cabot, Rochester, Village Green Bristol, Village Green Wallingford, Burlington, Berlin, Bennington and Springfield, the “Operator Sellers”), Vermont Subacute LLC, a Delaware limited liability company (“Vermont RE”), Connecticut Subacute LLC, a Delaware limited liability company (“Connecticut RE”), New Hampshire Subacute LLC, a Delaware limited liability company (“New Hampshire RE”), CPL (Westfield) LLC, a Delaware limited liability company (“Westfield RE”), Berlin Real Estate LLC, a Delaware limited liability company (“Berlin RE”), Bennington Real Estate LLC, a Delaware limited liability company (“Bennington RE”), Springfield Real Estate LLC, a Delaware limited liability company (“Springfield RE”), St. Johnsbury Real Estate LLC, a Delaware limited liability company (“St. Johnsbury RE” and collectively with Vermont RE, Connecticut RE, New Hampshire RE, Westfield RE, Berlin RE, Bennington RE and Springfield RE, the “RE Owner Sellers”), and CPL Premier Therapy LLC, a Delaware limited liability company (“Premier Therapy”), and Genesis Healthcare, Inc. a Delaware corporation (“Guarantor”). The Owner Operator Sellers, the Operator Sellers, the RE Owner Sellers and Premier are collectively referred to herein as “Sellers” and collectively with Parent as the “Seller Parties”.

RECITALS

WHEREAS, Buyer, Seller Parties and Guarantor are party to that certain Asset Purchase Agreement dated as of June 11, 2015 (as amended, the “Agreement”); and

WHEREAS, all capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement; and

WHEREAS, Buyer, Seller Parties and Guarantor desire to amend the Agreement to in order to provide for a separate Closing with respect to the Vermont Facilities and to include certain managed care plan billing provisions in accordance with the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements herein set forth, the parties agree as follows:

1. Pursuant to Section 6.25 of the Agreement, the parties agree that obtaining necessary Regulatory Approvals from Vermont State Licensure Authorities will cause the Closing to be delayed at least forty five (45) days from the date that the Closing would occur (based on receipt of Regulatory Approvals from the other State Licensure Authorities), and as such, have agreed to effect a Closing (such Closing, the “First Closing”) with respect to all of the Facilities except those that require Regulatory Approval from Vermont State Licensure Authorities (the “Non-Vermont Facilities”), and to effect a Closing (such Closing, the “Vermont Closing”) with respect to the Facilities that are subject to Vermont State Licensure Authorities (the “Vermont Facilities”) on the terms and conditions of this Section 1.  The First Closing and the Vermont Closing are each deemed to be a Closing under the Agreement.

a. First Closing.  The parties agree that the consummation of the Transaction with respect to the Non-Vermont Facilities at the First Closing shall take place in accordance with Section 3.1 of the Agreement; provided, however, that:

i. Except as set forth in this Amendment, the Assets and Assumed Liabilities transferred to Buyer at the First Closing shall only include those Assets and Assumed Liabilities related to the Non-Vermont Facilities, and, until the consummation of the Vermont Closing, the Seller Parties shall (except as set forth in Section 1.b below or in the Management Agreements (as defined below)), retain all Assets and Assumed Liabilities related to the Vermont Facilities;

ii. The deliverables required pursuant to Sections 3.3.1, 3.3.2, 3.3.3, 3.3.4, 3.3.5, and 3.3.6 at the First Closing shall only be related to the Non-Vermont Facilities;

iii. The Purchase Price payable by the Buyer at the First Closing shall be reduced by an amount equal to $39,440,224, being the portion of the Purchase Price allocable to the Vermont Facilities as set forth in Section 2.2 of the Agreement (such portion being the “Allocated Purchase Price”).  Only that portion of the Escrow Deposit (and any earnings thereon) in excess of One Million Dollars ($1,000,000) shall be applied to payment of the Purchase Price, and One Million Dollars ($1,000,000) shall continue to be held by the Deposit Escrow Agent as a continuing Escrow Deposit; and

iv. Section 2.4 of the Agreement shall be deemed to apply to both the First Closing and the Vermont Closing, and all adjustments and payments required pursuant to Section 2.4 of the Agreement shall be done separately for the Non-Vermont Facilities at and after the First Closing, and for the Vermont Facilities at and after the Vermont Closing.  Such Section 2.4 shall be deemed modified as of the First Closing to effect the adjustments and payments required pursuant to Section 2.4 of the Agreement for the Non-Vermont Facilities.  For purposes of the foregoing, the Target Working Capital for the Non-Vermont Facilities shall be $5,624,864.  For purposes of the foregoing, the Target Working Capital for the Vermont Facilities shall be $3,465,579.

v. In connection with the First Closing, the Seller Parties that operate the Vermont Facilities shall enter into Facility Management Agreements, in substantially the form attached hereto as Exhibit A (“Management Agreements”), with Buyer or its Affiliate, pursuant to which Buyer or its Affiliates will manage the operations of the Vermont Facilities.  One half of the Management Fee (as defined in the Management Agreements) payable pursuant to the Management Agreements shall be remitted to the Deposit Escrow Agent and added to the Escrow Deposit to be paid in accordance with the Agreement; provided, however that in the event the Management Agreements are terminated other than in connection with the Vermont Closing and the Seller Parties elect to have an Extension Period (as defined in the Management Agreements), the entire Management Fee payable during such Extension Period shall be paid directly to Buyer or its Affiliates in accordance with the Management Agreements and if Buyer and its Affiliates terminate the Management Agreements as a result of a breach by the applicable Seller Party, and if Buyer and its Affiliates are not in default under the Management Agreement at the time of such termination, Buyer and its Affiliates will also receive the Management Fee remitted to the Deposit Escrow.

vi. The parties agree that in connection with the First Closing the Seller Parties, on the one hand, and the Buyer, on the other hand, shall each pay fifty percent (50%) of the reasonable costs and expenses of the physical repairs and upgrades set forth on Schedule I attached hereto (but excluding any evaluation, study or other soft costs) and that are required to be made at the Village Green of Bristol and Village Green of Wallingford Facilities as a response to (1) that certain Change-of-Ownership Inspection Letter (Village Green of Bristol), dated October 1, 2015, that was sent to Buyer by the State of Connecticut Department of Health, and (2) that certain Change-of-Ownership Inspection Letter (Village Green of Wallingford), dated October 15, 2015, that was sent to Buyer by the State of Connecticut Department of Health.

b. Vermont Closing.  The Vermont Closing (and the consummation of all of the Transactions under the Agreement that were not completed at the First Closing, including, without limitation, the transfer of Assets and Assumed Liabilities related to the Vermont Facilities) shall occur at 10:00 a.m. on a date to be specified by the parties, subject to the satisfaction of the conditions precedent set forth in Section 1.b.i of this Amendment below (or waiver by the party for whom such condition runs), which date, unless the parties otherwise mutually agree, shall be the last Business Day of the month in which the satisfaction or waiver of such conditions precedent have taken place, provided that, the satisfaction or waiver of such conditions occurs at least three (3) Business Days prior to the last Business Day of such month, and provided further, that the Effective Time for the Vermont Closing shall be 12:01 a.m. on the first day of the following month.  Upon agreement of the parties, if the satisfaction or waiver of such conditions occurs less than three (3) Business Days prior to the last Business Day of the month, the Vermont Closing shall occur on a date that is mutually agreeable to the parties, but not later than the third Business Day of the month next following the month in which the satisfaction or waiver of the conditions described above has taken place, provided that, in such case, the effective time of the Vermont Closing shall be 12:01 a.m. on the first day of the month in which the Vermont Closing occurs.  In order to effect the Vermont Closing as described in this Amendment, the parties agree (and, to the extent necessary, the Agreement is hereby amended) as follows:

i. Vermont Closing Conditions.  The obligation of the Buyer to consummate the transactions contemplated at the Vermont Closing shall be subject to the satisfaction (or waiver), prior to or at the Vermont Closing, of the following conditions precedent:

(1) The Buyer shall have received executed copies of all of the Closing Documents set forth in Section 1.b.iii.1 of this Amendment below.

(2) The Buyer shall have received all Regulatory Approvals required from the Vermont Licensure Authorities that are materially consistent with past practice of the Facilities or Buyer’s or its Affiliates’ other operations in Vermont; provided that any condition imposed by the Vermont Licensure Authorities, which is (a) caused by the Buyer’s or its Affiliates’ operation of other similar facilities in the state of Vermont; (b) entails capital or other expenditures; (c) is requested by the Buyer or was included in its application or other filings with the Vermont Licensure Authorities (whether or not granted or approved by such Vermont Licensure Authorities), or (d) is required by applicable law or regulation shall be deemed consistent with past practice; provided, however, that with respect to subsection (b) of this Section 1.b.i.2, the Seller Parties shall pay for one half of any such capital or other expenditure up to an aggregate total of One Million Dollars ($1,000,000).

(3)No Law, injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority shall be in effect that would have the effect of (i) enjoining, restraining, preventing, or prohibiting consummation of the transactions contemplated by the Vermont Closing, or making the consummation of such transactions illegal, or imposing damages on the Buyer or any Seller as a result of consummating such transactions or (ii) otherwise preventing the consummation of the transactions contemplated by the Vermont Closing or (iii) imposing limitations on the transactions contemplated by the Vermont Closing and/or the ability of any party hereto to perform its obligations hereunder or operate the Business after the Vermont Closing excluding any conditions described in clause (2) above.

(4)Buyer is able to obtain title insurance commitments committing to insure the Real Property of the Vermont Facilities at standard rates by the Title Company, free from all encumbrances and encroachments from or on such Real Property except Permitted Exceptions (except as indicated to the contrary in Section 4.15.1 of the Sellers’ Disclosure Schedule) and (ii) any Encumbrances created or approved in writing by the Buyer, with such available endorsements as Buyer may reasonably require.  The cost of the title policy premium plus the cost of any endorsements for each Vermont Facility shall be paid by the Sellers or the Buyer in accordance with customary practice of the state and county where such Vermont Facility is located, and as specified on Exhibit “E” to the Agreement.

(5)There shall have been no occurrence of a Sellers’ Material Adverse Effect.

(6)No Vermont Facility shall have suffered Material Damage, Destruction or Loss, or if any Vermont Facility has suffered Material Damage, Destruction or Loss, such Material Damage, Destruction or Loss shall have been resolved in accordance with Section 6.24 of the Agreement.

ii. Operation of the Vermont Facilities; Indemnification.

1. From and after the First Closing, the Buyer or its Affiliates shall operate the Vermont Facilities under the Management Agreements, and the Management Agreements will govern the relationship of the parties with respect to the operation of the Vermont Facilities from and after the First Closing.  Each of the representations and warranties of the Seller Parties under the Agreement (except for the Vermont Bring Down Reps, as defined below) shall only apply to and otherwise operate to create any Liability of the Seller Parties for periods prior to the First Closing.  Each of the covenants and obligations of the Seller Parties under the Agreement that, absent this Amendment, would apply pre-Closing (except for the Vermont Bring Down Covenants, as defined below) shall only apply to, govern the actions of and otherwise operate to create any Liability of the Seller Parties for periods prior to the First Closing.

2. The Seller Parties shall have no Liability (in indemnification pursuant to Article XI of the Agreement or otherwise) for any breach of the representations and warranties of the Seller Parties (except for the Vermont Bring Down Reps) that arise or are attributable to periods following the First Closing.  The Seller Parties shall have no Liability (in indemnification pursuant to

Article XI of the Agreement or otherwise) for any breach of the covenants or obligations of the Seller Parties under the Agreement that, absent this Amendment, would apply pre-Closing (except for the Vermont Bring Down Covenants) that arise or are attributable to periods following the First Closing.  The Vermont Bring Down Reps shall be deemed included in the definition of Fundamental Reps for all purposes of Article XI of the Agreement.

3. Sections 1.3 and 1.4 of the Agreement are amended to the extent necessary to provide that any Liability of the Vermont Facilities or the businesses operated thereby that are incurred or arise after the First Closing and that are under the purview of Buyer or its Affiliates under the Management Agreements (or that Buyer or its Affiliates have any responsibility for under the Management Agreement) are, and shall be deemed for all purposes to be, Assumed Liabilities, for which the Seller Parties shall have no obligation or Liability (in indemnification pursuant to Article XI of the Agreement or otherwise) unless such obligation or Liability is directly caused by an act or omission of a Seller Party.

iii. Vermont Closing Deliveries.

1. At the Vermont Closing, the Sellers shall execute and deliver, or cause the applicable Seller Party to deliver, to the Buyer (or its designee(s)) the following Closing Documents:  (a) Closing Documents required pursuant to Sections 3.3.1, 3.3.2, 3.3.3, 3.3.4, 3.3.5, 3.3.6, 3.3.9 and 3.3.11 of the Agreement related to the Vermont Facilities; and (b) certificates signed by an authorized officer of each of the Seller Parties to the effect that (i) each of the representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.15.1 and 4.21 of the Agreement (the “Vermont Bring Down Reps”) are true and correct in all material respects (disregarding any materiality qualifier) as of the Vermont Closing with the same effect as if made on and as of the Vermont Closing, except to the extent such representations and warranties expressly relate to an earlier date, in which case, as of such earlier date, and (i) the applicable Seller Party has complied with, fulfilled and performed in all material respects with Sections 6.2.4, 6.3.4, 6.5, 6.7, 6.8.1 and 6.13 of the Agreement (the “Vermont Bring Down Covenants”) and each of the covenants, terms and conditions of this Amendment to be complied with, fulfilled or performed by it under this Amendment. Full possession of the Assets related to the Vermont Facilities is to be delivered by the Seller Parties to Buyer at the Vermont Closing.

2. At the Vermont Closing, the Buyer shall pay the following amounts, and execute and deliver to Seller the following Closing Documents:  (a) the Vermont Purchase Price in accordance with the terms and provisions of this Amendment; (b) the Closing Documents identified in Section 3.3 of the Agreement to which it is a party and that relate to the Vermont Facilities; and (c) certificates signed by an authorized officer of Buyer to the effect that (i) each of the representations and warranties contained in Sections 5.1, 5.2, 5.3, 5.6 and 5.8 of the Agreement are true and correct in all material respects (disregarding any materiality qualifier) as of the Vermont Closing with the same effect as if made on and as of the Vermont Closing, except to the extent such representations and warranties expressly relate to an earlier date, in which case, as of such earlier date, and (ii) the Buyer shall have performed and complied in all material respects (disregarding any materiality qualifier) with all of the agreements and obligations required by this Amendment and the Agreement to be performed or complied with by it prior to or at the Vermont Closing.

iv. Purchase Price.  The aggregate cash consideration for the sale, assignment and transfer by Sellers at the Vermont Closing of the Assets related to the Vermont Facilities (the “Vermont Purchase Price”) shall be an amount equal to (1) Allocated Purchase Price, (2) plus or minus the amount determined pursuant to Section 1(b)(v) below, and (3) plus fifty percent (50%) of any Discounted A/R Excess related to the Vermont Facilities (to be paid in accordance with Section 2.4.7 of the Agreement, as amended or deemed amended by this Amendment), subject to the prorations and adjustments set forth in Section 2.3 and 2.4 of the Agreement (as amended or deemed amended by this Amendment).  At the Vermont Closing, the Escrow Deposit, including amounts payable to the Escrow Deposit under the Management Agreement, and the earnings thereon shall be applied to payment of the Vermont Purchase Price.  The Vermont Purchase Price shall be payable at the Vermont Closing and otherwise in accordance with Article II of the Agreement as the same is modified (or deemed modified) hereby to provide for the Vermont Closing.

v. Employees.  Article IX of the Agreement is hereby modified to the extent necessary to provide that Buyer shall offer to employ all Transitioned Employees after the First Closing, with such Transitioned Employees of the Vermont Facilities being hired by Buyer (or its Affiliates) under the Management Agreements.  All references to the Closing or the Closing Date in Article IX shall mean and refer to the First Closing.

vi. Termination. Section 10.1 of the Agreement is hereby amended such that from and after the First Closing, the Agreement may only be terminated (and the Vermont Closing abandoned):

(1) by the mutual written consent of the parties;

(2) by the Sellers or the Buyer if the Vermont Closing does not occur on or before January 1, 2017 (the “Walk Away Date”); provided, however, that in the event that the parties are pursuing receipt of, but have not received, the Regulatory Approvals for the Vermont Facilities but has still not received such approvals, the Walk Away Date shall be extended in monthly increments; and provided further, however, that the right to terminate this Agreement under this Section 1.b.vi(2) shall not be available to a party if the failure of the Vermont Closing to have been consummated on or before such date was primarily due to the failure of such party to perform any of its obligations under the Agreement;

(3)  by the Buyer, if the Seller Parties shall have breached or failed to perform in any material respect any of the Vermont Bring Down Reps or Vermont Bring Down Covenants or any of their representations, warranties, covenants or agreements set forth in this Amendment related to the Vermont Facilities which breach or failure is incapable of being cured, or is not cured, by the Sellers within ten (10) calendar days following receipt of written notice from the Buyer of such breach or failure;

(4)by the Sellers, if the Buyer shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or agreements related to the Vermont Facilities as more specifically set forth in the Amendment, which breach or failure is incapable of being cured, or is not cured, by the Buyer within ten (10) calendar days following receipt of written notice from the Sellers of such breach or failure; or

(5)by the Buyer pursuant to Section 6.24 of the Agreement.

vii. General Changes.  The Agreement shall be deemed to include such other modifications as are necessary (and the parties shall cooperate and work together in good faith) to provide for the First Closing with respect to the Non-Vermont Facilities and the Vermont Closing with respect to the Vermont Facilities.  Except as set forth in this Amendment and except for references in Sections 1.6, 3.5, 8.1, 8.2, 8.6, 11.1 and 11.6 of the Agreement, which shall mean and refer to the First

Closing, any references to a Closing or a Closing Date in the Purchase Agreement shall apply to both the First Closing (with respect to Assets, Assumed Liabilities, Facility operations or otherwise of the Non-Vermont Facilities) and the Vermont Closing (with respect to Assets, Assumed Liabilities, Facility operations or otherwise of the Vermont Facilities), as applicable.

2. The Agreement is hereby amended by adding the following as Section 8.7:

“8.7Managed Care Providers.  The Sellers agree that the Buyer may bill for its services under Sellers’ managed care provider plans using Sellers’ provider information from and after the Closing Date until such time as such managed care provider plans have been updated with Buyer’s provider information.  Buyer shall indemnify Sellers for all liabilities in connection with its use of Sellers’ managed care provider plans.”

3. The Agreement is hereby amended by adding the following as Section 8.8:

“8.8Operator Designees.  For the purposes of this Article VIII, all references to the Buyer shall include the Buyer and the Operator Designees.”

4. In order to include Genesis ElderCare Rehabilitation Services, LLC as an Operator Designee, the Agreement is hereby amended as follows:

a.	The word “Facilities” in clause (ii) of the second sentence of Section 12.3 is hereby deleted and replaced with the word “Businesses”; and

b.	Schedule 12.3 is hereby supplemented by adding the following:

Business	Operator Designee
Therapy Business	Genesis ElderCare Rehabilitation Services, LLC

5. The Agreement is hereby amended by correcting all references to “Revera Assisted Living, Inc.” and “CPL (Premier Therapy) LLC”, to “Revera Assisted Living Inc.” and “CPL Premier Therapy LLC”, respectively.  All prior signatures and actions of the undersigned Revera Assisted Living Inc. and CPL Premier Therapy LLC made under any other name are hereby ratified and confirmed.

6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.  Signature delivered by facsimile or by similar electronic means such as by portable document format shall be deemed to be originals.

7. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

8. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

[Signature Pages to Follow]

Exhibit 10.28

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date above written.

SELLER PARTIES:

REVERA ASSISTED LIVING INC.

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Division President

CPL (BEY LEA VILLAGE) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (FOX CHASE) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (HAMILTON) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (ILIFF) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (LAURELTON VILLAGE) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

REVERA (DELAWARE) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (LINWOOD) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (MEADOWVIEW) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (OAKRIDGE) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (SOUTH COUNTY) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (WHITING) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (WILLOW CREEK) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (GLEN RIDGE) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

ROCHESTER MANOR LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

SUBACUTE CENTER OF BRISTOL LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

BROOK HOLLOW HEALTH CARE CENTER LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (CABOT) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

BURLINGTON HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

BERLIN HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

BENNINGTON HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

SPRINGFIELD HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

ST. JOHNSBURY HEALTH AND REHABILITATION CENTER LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

VERMONT SUBACUTE LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CONNECTICUT SUBACUTE LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

NEW HAMPSHIRE SUBACUTE LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL (WESTFIELD) LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

BERLIN REAL ESTATE LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

BENNINGTON REAL ESTATE LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

SPRINGFIELD REAL ESTATE LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

ST. JOHNSBURY REAL ESTATE LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

CPL PREMIER THERAPY LLC

By:	/s/ Donna Kelsey
Name: Donna Kelsey
Title: Manager

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date above written.

BUYER:

101 DEVELOPMENT GROUP, LLC

By:	/s/ Michael Berg
Name: Michael Berg
Title: Assistant Secretary

GUARANTOR:

GENESIS HEALTHCARE, INC.

By:	/s/ Michael Berg

Name: Michael Berg
Title: Assistant Secretary